EXHIBIT 99.1

                         SIGNATURES OF REPORTING PERSONS



After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 3 is true, complete and correct.

February 1, 2008




                        WARBURG PINCUS PRIVATE EQUITY X, L.P.

                        By:      Warburg Pincus X, L.P., its general partner

                        By:      Warburg Pincus X LLC, its general partner

                        By:      Warburg Pincus Partners, LLC, its sole member

                        By:      Warburg Pincus & Co., its managing member

                        By:      /s/ Scott A. Arenare
                                 ---------------------------------
                                 Name:    Scott A. Arenare
                                 Title:   Partner


                        WARBURG PINCUS X, L.P.

                        By:      Warburg Pincus X LLC, its general partner

                        By:      Warburg Pincus Partners, LLC, its sole member

                        By:      Warburg Pincus & Co., its managing member

                        By:      /s/ Scott A. Arenare
                                 ---------------------------------
                                 Name:    Scott A. Arenare
                                 Title:   Partner


                        WARBURG PINCUS X LLC

                        By:      Warburg Pincus Partners, LLC, its sole member

                        By:      Warburg Pincus & Co., its managing member

                        By:      /s/ Scott A. Arenare
                                 ---------------------------------
                                 Name:    Scott A. Arenare
                                 Title:   Partner


                        WARBURG PINCUS PARTNERS, LLC

                        By:      Warburg Pincus & Co., its managing member

                        By:      /s/ Scott A. Arenare
                                 ---------------------------------
                                 Name:    Scott A. Arenare
                                 Title:   Partner


                        WARBURG PINCUS & CO.

                        By:      /s/ Scott A. Arenare
                                 ---------------------------------
                                 Name:    Scott A. Arenare
                                 Title:   Partner


                        WARBURG PINCUS LLC

                        By:      /s/ Scott A. Arenare
                                 ---------------------------------
                                 Name:    Scott A. Arenare
                                 Title:   Managing Director


                        CHARLES R. KAYE

                        By:      /s/ Scott A. Arenare
                                 ---------------------------------
                                 Scott A. Arenare, Attorney-in-fact*


                        JOSEPH P. LANDY

                        By:      /s/ Scott A. Arenare
                                 ---------------------------------
                                 Scott A. Arenare, Attorney-in-fact**


* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.